Exhibit 99.1

COOPER TIRE STOCKHOLDERS TO VOTE SEPTEMBER 30

ON ACQUISITION BY APOLLO TYRES

Cooper and Apollo merger on track to close after receiving

U.S. and foreign regulatory clearance

FINDLAY, Ohio, Aug. 30, 2013 – Cooper Tire & Rubber Company (NYSE: CTB) today announced it has filed a definitive proxy statement with the U.S. Securities and Exchange Commission and scheduled a special meeting of stockholders for September 30, 2013 at 10 a.m. Eastern to consider and vote on the previously announced merger with a subsidiary of Apollo Tyres Ltd (NSE: ApolloTYRE).

Cooper stockholders of record as of the close of business August 30, 2013 are entitled to vote at the special meeting, which will take place at the law offices of Jones Day, 901 Lakeside Ave., North Point, Cleveland, Ohio 44114.

Cooper Chairman, Chief Executive Officer and President Roy Armes said, “Having already received the U.S. and foreign regulatory clearance necessary to close the transaction, we are pleased to announce another step toward finalizing the merger with Apollo Tyres. When completed, the transaction will join two great companies to create a global leader in tire manufacturing and distribution. Our combined company will offer customers a comprehensive portfolio of products and brands in the world’s largest tire market of North America as well as the fastest growing geographies of China and India, among others. We are pleased the transaction continues to move forward to closing.”

Cooper and Apollo announced the proposed acquisition June 12, 2013 following unanimous approval by the boards of directors of both companies.

###

About Cooper Tire & Rubber Company

Cooper Tire & Rubber Company (NYSE: CTB) the parent company of a global family of companies that specialize in the design, manufacture, marketing, and sales of passenger car and light truck tires. Cooper has joint ventures, affiliates and subsidiaries that also specialize in medium truck, motorcycle and racing tires. Cooper’s headquarters is in Findlay, Ohio, with manufacturing, sales, distribution, technical and design facilities within its family of companies located in 11 countries around the world. For more information on Cooper Tire, visit www.coopertire.com, www.facebook.com/coopertire or www.twitter.com/coopertire.

Cooper Media Contact:

Anne Roman

+1 419-429-7189

alroman@coopertire.com

Cooper Investor Contact:

Steve Schroeder

+1 419-424-4165

investorrelations@coopertire.com

-more-

Cooper Definitive Proxy—2

ADDITIONAL INFORMATION

In connection with the proposed transaction, Cooper has filed a proxy statement with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND COOPER. You will be able to obtain the proxy statement, as well as other filings containing information about Cooper, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by Cooper with the SEC can also be obtained, free of charge, by directing a request to Cooper Tire & Rubber Company, 701 Lima Avenue, Findlay, Ohio 45840, c/o Steve Schroeder (investorrelations@coopertire.com).

Participants in the Solicitation

Cooper and its directors and officers may be deemed to be participants in the solicitation of proxies from Cooper’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed transaction. Information about Cooper’s directors and officers and their ownership of Cooper’s common stock is set forth in its Form 10-K which was filed with the SEC on February 25, 2013 and the proxy statement for Cooper’s Annual Meeting of stockholders, which was filed with the SEC on March 26, 2013. Stockholders may obtain additional information regarding the interests of Cooper and its directors and executive officers in the proposed transaction, which may be different than those of Cooper’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed transaction.

FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not based on historical facts but instead reflect Cooper’s and Apollo’s expectations, estimates or projections concerning future results or events. These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “project,” “may,” “could,” “intend,” “intent,” “belief,” “estimate,” “plan,” “likely,” “will,” “should” or similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those expressed or indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved.

The forward-looking statements included in this release are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.

Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas and the unavailability of such raw materials or energy sources; the failure of Cooper’s or Apollo’s suppliers to timely deliver products in accordance with contract specifications; changes in economic and business conditions in the world; failure to implement information technologies or related systems, including failure by Cooper to successfully implement an ERP system; increased competitive activity including actions by larger competitors or lower-cost producers; the failure to achieve expected sales levels; changes in Cooper’s or Apollo’s customer relationships, including loss of particular business for competitive or other reasons; litigation brought against Cooper or Apollo, including products liability claims, which could result in material damages against Cooper or Apollo; changes to tariffs or the imposition of new tariffs or trade restrictions; changes in pension expense and/or funding resulting from investment performance of Cooper’s pension plan assets and changes in discount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations; government regulatory and legislative initiatives including environmental and healthcare matters; volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; changes in interest or foreign exchange rates; an adverse change in Cooper’s or Apollo’s credit ratings, which could increase borrowing

-more-

Cooper Definitive Proxy—3

costs and/or hamper access to the credit markets; the risks associated with doing business outside of the United States; the failure to develop technologies, processes or products needed to support consumer demand; technology advancements; the inability to recover the costs to develop and test new products or processes; the impact of labor problems, including labor disruptions at Cooper or Apollo or at one or more of their large customers or suppliers; failure to attract or retain key personnel; consolidation among competitors or customers; inaccurate assumptions used in developing Cooper’s or Apollo’s strategic plan or operating plans or the inability or failure to successfully implement such plans; failure to successfully integrate acquisitions into operations or their related financings may impact liquidity and capital resources; changes in Cooper’s relationship with joint-venture partners; the inability to obtain and maintain price increases to offset higher production or material costs; inability to adequately protect Cooper’s or Apollo’s intellectual property rights; inability to use deferred tax assets; other factors that are set forth in management’s discussion and analysis of Cooper’s most recently filed reports with the SEC; and uncertainties associated with the proposed acquisition of Cooper by Apollo, including uncertainties relating to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction. This list of factors is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.